Filed pursuant to Rule 497(e)
Registration Nos. 033-38074; 811-06260

QUAKER INVESTMENT TRUST

Supplement dated November 12, 2014
To the Prospectus and Statement of Additional Information Dated
October 29, 2014 for the Quaker Event Arbitrage Fund

Effective Monday, November 10, 2014, Paul Hoffmeister has been named a Co-Portfolio Manager for the Quaker Event Arbitrage Fund.  The following information is provided for Mr. Hoffmeister and supplements the current disclosure for the Quaker Event Arbitrage Fund in the Prospectus and Statement of Additional Information:

Paul Hoffmeister, CFA and Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since November, 2014.

Paul Hoffmeister is the Co-Portfolio manager of the Quaker Event Arbitrage Fund. Mr. Hoffmeister joined Quaker Funds, Inc. in 2010 as the portfolio strategist to the Event Arbitrage Fund. He served as the Chief Economist of Bretton Woods Research between 2006 and 2014, and Director of Market Strategy at Polyconomics from 2004-2006. He is an economic counsel to Bretton Woods Research and is a graduate of Georgetown University with a BS in Accounting and Finance.

The following provides information regarding the dollar range of Mr. Hoffmeister's investments the Fund and, if applicable, any other Funds in the Trust; (2) a description of Mr. Hoffmeister's compensation structure; and (3) information regarding other accounts managed by Mr. Hoffmeister and any potential conflicts of interests that might arise from the management of multiple accounts.

INVESTMENTS IN EACH FUND (as of October 31, 2014)	DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER	INVESTMENTS IN EACH FUND(1)

QUAKER EVENT ARBITRAGE FUND
(Quaker Funds, Inc., Adviser)
Paul Hoffmeister	$10,001 - $50,000

(1)
This column reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the 1934 Act, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

As a Co-Portfolio Manager, Mr. Hoffmeister receives a salary based on a percentage of the net assets of the Fund, as well as a discretionary bonus determined by the Adviser.

As of October 31, 2014, Mr. Hoffmeister did not manage any other accounts.

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information dated October 29, 2014.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1- 800-220-8888.

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Please retain this supplement for future reference.